UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07866
                                   ----------

                  TEMPLETON EMERGING MARKETS INCOME FUND
                 ---------------------------------------------
              (Exact name of registrant as specified in charter)


              500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/05
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS





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                                                         |    AUGUST 31, 2005
--------------------------------------------------------------------------------
              [GRAPHIC OMITTED]


--------------------------------------------------------------------------------
               ANNUAL REPORT                                      INCOME
--------------------------------------------------------------------------------

                           TEMPLETON EMERGING MARKETS
                                  INCOME FUND

--------------------------------------------------------------------------------

                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                                  FRANKLIN TEMPLETON INVESTMENTS

                                  GAIN FROM OUR PERSPECTIVE(R)

                                  Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE             Each of our portfolio management groups
                                  operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                  FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                  TEMPLETON. Founded in 1940, Templeton
                                  pioneered international investing and, in
                                  1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                  MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION              Because our management groups work
                                  independently and adhere to different
                                  investment approaches, Franklin, Templeton and
                                  Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST         At Franklin Templeton Investments, we seek to
                                  consistently provide investors with
                                  exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

Contents

ANNUAL REPORT

Templeton Emerging Markets Income Fund ....................................    1

Performance Summary .......................................................    8

Important Notice to Shareholders ..........................................    9

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   15

Notes to Financial Statements .............................................   18

Report of Independent Registered Public Accounting Firm ...................   26

Tax Designation ...........................................................   27

Annual Meeting of Shareholders ............................................   29

Dividend Reinvestment and Cash Purchase Plan ..............................   30

Board Members and Officers ................................................   33

Shareholder Information ...................................................   39

--------------------------------------------------------------------------------

Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Income Fund seeks high, current income, with a secondary goal of capital appreciation, by investing, under normal market conditions, at least 80% of its total net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in emerging market countries.

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN*
Based on Total Net Assets as of 8/31/05

[PIE CHART OMITTED]

Latin America & Caribbean ...........................   47.6%
Asia ................................................   24.6%
Europe ..............................................   22.4%
Middle East & Africa ................................   1.4%
Short-Term Investments
& Other Net Assets ..................................   4.0%

--------------------------------------------------------------------------------

* The Geographic Breakdown is a snapshot of the Fund on 8/31/05 and may not reflect ongoing repositioning or reinvestment of cash in the Fund.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                               Annual Report | 1

TOP 10 COUNTRIES
8/31/05

---------------------------------------------------------------------------
                                                                % OF TOTAL
                                                                NET ASSETS
---------------------------------------------------------------------------
 Brazil                                                              16.8%
---------------------------------------------------------------------------
 Indonesia                                                           11.1%
---------------------------------------------------------------------------
 Venezuela                                                           10.7%
---------------------------------------------------------------------------
 Russia                                                               9.7%
---------------------------------------------------------------------------
 Argentina                                                            9.3%
---------------------------------------------------------------------------
 Peru                                                                 4.9%
---------------------------------------------------------------------------
 Philippines                                                          4.8%
---------------------------------------------------------------------------
 Poland                                                               4.7%
---------------------------------------------------------------------------
 South Korea                                                          4.6%
---------------------------------------------------------------------------
 Ukraine                                                              4.0%
---------------------------------------------------------------------------

Dear Shareholder:

This annual report for Templeton Emerging Markets Income Fund covers the fiscal year ended August 31, 2005. Also in the report is new information about the Board of Trustees' approval of the Fund's investment advisory contract in the past six months. It is designed to give you an understanding of several factors considered before the Board approved the Fund's contract with the Investment Manager. The disclosure is in the "Shareholder Information" section beginning on page 39.

PERFORMANCE OVERVIEW

For the period under review, Templeton Emerging Markets Income Fund posted cumulative total returns of 11.74% based on market price and 11.78% based on net asset value. The Fund underperformed the J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG), which posted a 13.97% cumulative total return in U.S. dollar terms for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary on page 8.

ECONOMIC AND MARKET OVERVIEW

During the Fund's fiscal year, global economic growth remained positive, particularly in the U.S. and Asia. U.S. economic growth continued to be above long-term averages, with gross domestic product (GDP) expanding 3.3% annualized in the second quarter of 2005 compared with a year earlier.(2) Characteristic of above-average growth, the labor market tightened, high capacity utilization rates stimulated investment growth, consumption trends remained strong, and signs of increased inflationary pressures solidified. Consequently, the Federal Reserve Board (Fed) increased the federal funds target rate 200 basis points (100 basis points equal one percentage point) to 3.50% during the reporting period. Consistent with strong economic growth, and in particular solid consumption trends, U.S. imports of foreign goods outpaced U.S. export growth, driving the U.S. trade balance to a $58 billion monthly deficit level by July 2005.(3) While higher oil prices negatively impacted the deficit, the underlying trade balance (not including oil) also deteriorated, largely as a result of a widening trade deficit with the Pacific Rim

(1) Source: J.P. Morgan. The JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Local bond market returns are from country subindexes of the JPM EMBIG. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: U.S. Bureau of Economic Analysis.

(3)   Source: U.S. Census Bureau.


2 | Annual Report
region. For example, by July the U.S. trade deficit with the Pacific Rim had increased 23% from a year earlier.3 Furthermore, the U.S. current account deficit reached a record 6.5% of GDP in second quarter 2005.(3)

As could be expected from the U.S. balance of payment figures, Asia's trade dynamics remained favorable. Chinese exports rose 33% compared with a year earlier, while Japan, South Korea and several other Asian countries continued to generate significant current account surpluses.(4) Strong balance of payment conditions, in addition to less flexible currency strategies, particularly in China, continued to facilitate Asia's foreign reserve accumulation. The build-up of external imbalances, in addition to international political pressure, prompted the Chinese government to revalue the yuan 2.1% stronger during the period. While global demand for Asian products remained favorable for the region's growth, there were also signs of a pick-up in domestic growth drivers, particularly in Japan, Thailand and South Korea.

In contrast to robust growth in the U.S. and Asia, the 12-country euro zone's economic activity was lackluster, driven by weak domestic demand. Euro-zone GDP for second quarter 2005 grew just 1.1% compared with a year earlier, and growth expectations declined during the period.(5) Inflation, however, generally remained stable, and by period-end the European Central Bank had left interest rates unchanged at 2.00% for the 27th consecutive month. Growth among other (non-euro) European economies, on the other hand, was generally more dynamic.

INVESTMENT STRATEGY

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency rates and credit risk.

MANAGER'S DISCUSSION

U.S. dollar-denominated emerging bond markets benefited from the flattening in the U.S. Treasury curve, which mitigated the impact of Fed tightening on longer-term yields. The JPM EMBIG, composed of U.S. dollar-denominated emerging market sovereign debt, rose 13.97% over the period.(1) Sovereign interest rate spreads narrowed from 425 basis points greater than the U.S. Treasury market on August 31, 2004, to 281 basis points at period-end.

--------------------------------------------------------------------------------
WHAT IS A CURRENT ACCOUNT?
--------------------------------------------------------------------------------
A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?
--------------------------------------------------------------------------------
Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.
--------------------------------------------------------------------------------

(4)   Source: Customs General Administration of China.

(5)   Source: Eurostat.


                                                               Annual Report | 3

Regionally, Latin American sovereign debt rose 14.62%, eastern Europe's 16.54% and Asia's 8.61%.(1) Similarly, euro-denominated markets, as measured by the JPM Euro EMBIG, gained 11.54% in euro terms and 12.90% in U.S. dollar terms during the period.(6) In addition to holding selective U.S. dollar- and euro-denominated sovereign debt, the Fund's portfolio remained diversified with holdings in local currency debt, given potential risk to sovereign yields from rising interest rates in the U.S. as well as currency risk to the U.S. dollar stemming from the country's weak balance-of-payment conditions. Overall, the Fund's local bond strategy produced mixed results over the reporting period, with strong relative returns compared to the JPM EMBIG in central Europe and mixed relative returns in Asia. The Fund was more defensively positioned than the JPM EMBIG given near-historical low valuations on U.S. dollar-denominated sovereign debt and rising U.S. interest rates. As a result, the Fund's low duration positioning relative to the index hurt relative performance in a rising market environment.

LATIN AMERICA

U.S. dollar-denominated bond markets in Latin America generally performed well, in part supported by lower U.S. yields. The Fund's Latin American holdings, predominantly U.S. dollar-denominated sovereign bonds, also benefited from global imbalances driven by the deterioration in the U.S. balance of payments, as the external account status within Latin America generally moved from deficit to surplus. The JPM EMBIG's Venezuelan, Brazilian and Argentine subindexes returned 20.87%, 16.61% and 8.05%, respectively, for the fiscal year.(1) In addition to the positive global backdrop for emerging market sovereign debt, Venezuelan debt markets found additional credit support from its large oil export operations, which continued to benefit from high worldwide fuel prices. We trimmed the Fund's overall Brazilian exposure earlier this fiscal year, and at period-end the country was an underweighted position compared to the Brazilian component of the JPM EMBIG. Although this reduced investment detracted from the Fund's relative performance, our positioning reflected relative prices and Brazil's sensitivity to a rising rate environment in the U.S., rather than external credit conditions. On the contrary, external surpluses and favorable budget developments provided the Brazilian bond market with some cushion from ongoing political uncertainty. Elsewhere, economic recovery continued in Argentina, with GDP growth registering an annualized 10.1% in second quarter 2005 amid a budget surplus.(7) Progress on the country's debt restructuring improved prospects for debt stability and sustainability, and allowed Argentina reentry into

(6) Source: J.P. Morgan. The JPM Euro EMBIG tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities. The index includes 64 instruments from 19 countries. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(7)   Source: Argentina National Institute of Statistics and Censuses.


4 | Annual Report
international capital markets. Notably, the Fund held performing U.S. dollar-denominated bonds (those which have not defaulted and are still paying coupon payments) from Argentina, whose returns may not be directly comparable to those of the index's given the Argentine government's ongoing debt restructuring developments.

EASTERN EUROPE

Among the Fund's U.S. dollar-denominated debt positions in Europe, Russian and Ukrainian bond markets returned 22.57% and 12.92%.1 Economic growth decelerated in Russia and Ukraine over the period, while inflation remained a concern due to loosening fiscal policies in both countries. Russian bond markets benefited from several factors, including continued high oil prices and the sizable early buyback of debt issued by the Paris Club, an organization of international creditors that provide debt relief to countries in need. We sought to take advantage of the Russian sovereign bond market's strength to reduce the Fund's overall exposure given the investment grade status from Standard & Poor's and Moody's Investors Service, two independent credit rating agencies. However, our move to underweight the Fund's Russian bonds while overweighting the Ukraine relative to the index detracted from relative performance.

The Fund's local currency market strategies in central Europe benefited relative performance. Polish bond markets returned 31.76% in U.S. dollar terms.(1) Poland's medium-term economic growth prospects remained favorable, similar to other central European countries from the European Union (EU). Despite a cyclical slowdown in the first half of 2005, the Polish economy gained support from improving trade dynamics, employment growth and robust foreign investment trends. Weaker-than-expected growth in first quarter 2005 combined with rapid disinflation as price shocks from European Monetary Union (EMU) entry faded, allowing Poland's central bank to reduce interest rates by 175 basis points to 4.75%, in turn supporting bond market returns of 17.98% in local currency terms.(1)

The Fund took profits on its local-currency Hungarian bond market investments, which returned 23.74% during the fiscal year, according to the JPM Global Bond Index (GBI) Broad's country-specific subindexes.(8) Some of the proceeds were used to establish a new position in Slovakia during the period. At period-end, Slovakia was on track to be the first of the four largest central European economies to adopt the euro, due in part to the success of its fiscal reforms. Additionally, Slovakia continued to benefit from large-scale foreign

(8) Source: J.P. Morgan. The JPM GBI Broad is a combination of the GBI Global and other countries, launched in 1997 to increase country and return diversification in international fixed income markets. The index is unmanaged and includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                               Annual Report | 5
direct investment projects, job creation and high growth rates relative to the euro zone. Positive foreign investment trends, tightening labor market conditions and increased private consumption boosted Slovakian GDP growth to 5.1% annualized in each of 2005's first two quarters.(9)

ASIA

The Fund's Philippine bond investments rose in value as external debt markets in the Philippines generated positive returns, rising 11.72% according to the Philippine subindex of the JPM EMBIG, but underperformed the overall index given increased political uncertainty and potential for a delay in fiscal reforms.(1) The Fund's South Korean holdings benefited the Fund over the period, given its in-line performance with the JPM EMBIG. The South Korean won rose 10.70% against the U.S. dollar, bringing bond market returns in U.S. dollar terms to 13.26% according to the HSBC Asian Local Bond Index (ALBI).(10) The Thai bond market returned 3.62% in U.S. dollar terms but lagged many of its peers in the region.(10) On the negative side, the Fund's Indonesian investments were a hindrance to its overall results, as the country's bond market declined 2.80% in U.S. dollar terms on the HSBC ALBI's Indonesian component, following the rupiah's 8.98% depreciation against the U.S. dollar during the period.(10)

While our Asian local currency strategies produced mixed relative performance versus the JPM EMBIG, they remained a cornerstone of our efforts to position the Fund for Asian currency revaluation (particularly with regard to China) as well as medium-term U.S. dollar weakness given the global imbalances made evident by the U.S. balance-of-payment position. We have already seen some evidence of greater policy willingness toward currency flexibility, notably in China, as officials announced a 2.1% revaluation of the yuan against the U.S. dollar, and the replacement of China's fixed exchange rate system with a managed-float exchange rate regime versus a basket of undisclosed global currencies. The announcement resulted in the U.S. dollar declining against other major currencies in the region. The central bank of Malaysia also announced that it would abandon its fixed exchange rate regime in favor of a basket arrangement similar to China's. Additionally, Asia's overall growth characteristics remained favorable at period-end, with rising domestic demand in 2005's second quarter and a large savings pool around the region, as indicated by a large stock of accumulated foreign reserves that could further promote domestic growth.

(9)   Source: Statistical Office of the Slovak Republic, www.statistics.sk.

(10) Source: HSBC. The HSBC ALBI tracks total return performance of a bond portfolio, which consists of local currency-denominated, high-quality and liquid bonds in Asia ex-Japan.


6 | Annual Report

Thank you for your continued participation in Templeton Emerging Markets Income Fund. We look forward to serving your future investment needs.

Sincerely,


[PHOTO OMITTED]         /s/ Alex C. Calvo

                        Alex C. Calvo


[PHOTO OMITTED]         /s/ Michael Hasenstab

                        Michael Hasenstab, Ph.D.

                        Portfolio Managers
                        Templeton Emerging Markets Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

PERFORMANCE SUMMARY AS OF 8/31/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes due on Fund dividends, capital gains distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
 SYMBOL: TEI                                       CHANGE    8/31/05    8/31/04
--------------------------------------------------------------------------------
 Net Asset Value (NAV)                             +$0.52     $13.75     $13.23
--------------------------------------------------------------------------------
 Market Price (NYSE)                               +$0.50     $13.32     $12.82
--------------------------------------------------------------------------------
 DISTRIBUTIONS (9/1/04-8/31/05)
--------------------------------------------------------------------------------
 Dividend Income                        $1.00
--------------------------------------------------------------------------------

PERFORMANCE
--------------------------------------------------------------------------------
                                                   1-YEAR     5-YEAR    10-YEAR
--------------------------------------------------------------------------------
 Cumulative Total Return(1)
--------------------------------------------------------------------------------
    Based on change in NAV                          11.78%     78.62%    229.50%
--------------------------------------------------------------------------------
    Based on change in market price                 11.74%    101.25%    242.05%
--------------------------------------------------------------------------------
 Average Annual Total Return(1)
--------------------------------------------------------------------------------
    Based on change in NAV                          11.78%     12.30%     12.66%
--------------------------------------------------------------------------------
    Based on change in market price                 11.74%     15.02%     13.08%
--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND SOCIAL AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NONDIVERSIFIED INVESTMENT COMPANY, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

(1) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.


8 | Annual Report

IMPORTANT NOTICE TO SHAREHOLDERS

SHARE REPURCHASE PROGRAM

The Fund's Board previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase Fund shares, from time to time, in open-market transactions, at the discretion of management. This authorization remains in effect.


                                                               Annual Report | 9

TEMPLETON EMERGING MARKETS INCOME FUND

FINANCIAL HIGHLIGHTS

                                                           ------------------------------------------------------------------------
                                                                                     YEAR ENDED AUGUST 31,
                                                             2005            2004          2003           2002               2001
                                                           ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $  13.23       $  12.53       $  11.11       $  11.48          $  12.43
                                                           ------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..............................       0.82           0.84           0.93          1.16c              1.26

 Net realized and unrealized gains (losses) ............       0.70           0.86           1.61        (0.27)c             (0.93)
                                                           ------------------------------------------------------------------------
Total from investment operations .......................       1.52           1.70           2.54           0.89              0.33
                                                           ------------------------------------------------------------------------
Capital share repurchases ..............................         --             --             --             --              0.01
                                                           ------------------------------------------------------------------------
Less distributions from net investment income                 (1.00)         (1.00)         (1.12)         (1.26)            (1.29)
                                                           ------------------------------------------------------------------------
Net asset value, end of year ...........................   $  13.75       $  13.23       $  12.53       $  11.11          $  11.48
                                                           ========================================================================
Market value, end of year(b) ...........................   $  13.32       $  12.82       $  12.43       $  11.00          $  10.93
                                                           ========================================================================

Total return (based on market value per share) .........      11.74%         11.48%         24.44%         12.38%            15.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $650,806       $624,112       $591,029       $522,210          $539,423

Ratios to average net assets:

 Expenses ..............................................       1.21%          1.24%          1.17%          1.15%             1.18%

 Net investment income .................................       5.97%          6.46%          7.78%          9.99%(c)         10.77%

Portfolio turnover rate ................................      53.16%         68.25%        142.71%         95.94%           138.63%

(a)   Based on average daily shares outstanding.

(b)   Based on the last sale on the New York Stock Exchange.

(c) Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

      Net investment income per share ...............................   $(0.03)
      Net realized and unrealized gains/(losses) per share ..........     0.03
      Ratio of net investment income to average net assets ..........    (0.29)%

      Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


10 | See notes to financial statements. | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF INVESTMENTS, AUGUST 31, 2005

--------------------------------------------------------------------------------------------------------------------------------
                                                                                          PRINCIPAL AMOUNT(d)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
           LONG TERM INVESTMENTS 96.0%
           ARGENTINA 9.3%
    (a),(b)Government of Argentina, FRN, 4.005%, 8/03/12 .........................            78,395,000           $  60,804,695
                                                                                                                   -------------
           BOSNIA AND HERZEGOVINA 1.9%
        (b)Government of Bosnia & Herzegovina, FRN, 3.50%, 12/11/17 ..............            11,399,621 EUR          12,056,209
                                                                                                                   -------------
           BRAZIL 16.8%
           Government of Brazil,
              7.875%, 3/07/15 ....................................................             1,275,000               1,282,969
              8.00%, 1/15/18 .....................................................            57,365,000              59,229,363
           (b)FRN, 4.3125%, 4/15/12 ..............................................            42,688,196              41,194,109
           (b)FRN, RG, 4.3125%, 4/15/12 ..........................................             8,190,105               7,882,976
                                                                                                                   -------------
                                                                                                                     109,589,417
                                                                                                                   -------------
           COLOMBIA 3.5%
           Government of Colombia,
              10.50%, 7/09/10 ....................................................             1,528,000               1,819,466
              10.75%, 1/15/13 ....................................................            12,450,000              15,277,395
              11.75%, 2/25/20 ....................................................             4,255,000               5,713,827
                                                                                                                   -------------
                                                                                                                      22,810,688
                                                                                                                   -------------
           INDONESIA 11.1%
           Government of Indonesia,
              11.00%, 12/15/12 ...................................................         3,650,000,000 IDR             354,369
              11.00%, 10/15/14 ...................................................        67,582,000,000 IDR           5,494,484
              9.50%, 6/15/15 .....................................................         9,450,000,000 IDR             699,575
              10.75%, 5/15/16 ....................................................        26,870,000,000 IDR           2,178,297
              10.00%, 7/15/17 ....................................................        18,800,000,000 IDR           1,469,320
              11.00%, 11/15/20 ...................................................       129,550,000,000 IDR          11,131,234
           Indonesia Recapital Bonds,
              14.00%, 6/15/09 ....................................................        34,600,000,000 IDR           3,292,038
              13.15%, 3/15/10 ....................................................        11,830,000,000 IDR           1,079,631
              15.425%, 9/15/10 ...................................................         2,800,000,000 IDR             273,204
              14.25%, 6/15/13 ....................................................       233,722,000,000 IDR          21,613,606
              14.275%, 12/15/13 ..................................................       161,150,000,000 IDR          15,347,249
(c),(h),(i)PT Indah Kiat Finance Mauritius Ltd.,
           (b)FRN, 4.19%, 4/29/15 ................................................             3,155,909               1,212,500
           (b)FRN, 4.19%, 4/29/18 ................................................             8,284,051               3,182,732
              zero cpn., 4/29/25 .................................................             5,370,423               2,063,316
(c),(h),(i)Tjiwi Kimia Finance Mauritius,
           (b)FRN, 4.19%, 4/29/15 ................................................             1,184,694                 362,516
           (b)secured note, FRN, 4.19%, 4/29/18 ..................................             3,049,247                 933,070
              zero cpn., 4/29/25 .................................................             3,927,195               1,201,722
                                                                                                                   -------------
                                                                                                                      71,888,863
                                                                                                                   -------------


                                                              Annual Report | 11

TEMPLETON EMERGING MARKETS INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT(d)        VALUE
-----------------------------------------------------------------------------------------------------------------------------
            LONG TERM INVESTMENTS (CONT.)
            MEXICO 1.4%
            Government of Mexico,
            (e)144A, 7.50%, 3/08/10 ..............................................         3,810,000 EUR        $   5,556,877
               Reg S, 7.50%, 3/08/10 .............................................         2,500,000 EUR            3,646,244
                                                                                                                -------------
                                                                                                                    9,203,121
                                                                                                                -------------
            PANAMA 1.0%
            Government of Panama, 10.75%, 5/15/20 ................................         4,600,000                6,316,375
                                                                                                                -------------
            PERU 4.9%
            Government of Peru, 9.875%, 2/06/15 ..................................         4,255,000                5,393,213
            Peru Bond Soberano,
               9.91%, 5/05/15 ....................................................        51,975,000 PEN           18,618,365
               Series 7, 8.60%, 8/12/17 ..........................................        24,100,000 PEN            7,946,660
                                                                                                                -------------
                                                                                                                   31,958,238
                                                                                                                -------------
            PHILIPPINES 4.8%
            Government of the Philippines,
               8.375%, 2/15/11 ...................................................         4,635,000                4,804,764
               9.00%, 2/15/13 ....................................................        17,210,000               18,328,650
               8.875%, 3/17/15 ...................................................         2,100,000                2,223,900
               Reg S, 9.125%, 2/22/10 ............................................           160,000 EUR              219,783
               Reg S, 8.75%, 10/07/16 ............................................         5,450,000                5,700,252
                                                                                                                -------------
                                                                                                                   31,277,349
                                                                                                                -------------
            POLAND 4.7%
            Government of Poland,
               8.50%, 11/12/06 ...................................................        20,000,000 PLN            6,430,009
               8.50%, 5/12/07 ....................................................        33,300,000 PLN           10,923,992
               6.00%, 5/24/09 ....................................................        23,000,000 PLN            7,401,576
               6.25%, 10/24/15 ...................................................        15,380,000 PLN            5,292,434
               5.75%, 9/23/22 ....................................................         2,000,000 PLN              682,017
                                                                                                                -------------
                                                                                                                   30,730,028
                                                                                                                -------------
            RUSSIA 9.7%
            Aries Vermogen, Reg S, 9.60%, 10/25/14 ...............................        24,000,000               31,492,800
            Government of Russia,
               Reg S, 11.00%, 7/24/18 ............................................        12,670,000               19,348,927
               Reg S, 12.75%, 6/24/28 ............................................         6,566,000               12,264,041
                                                                                                                -------------
                                                                                                                   63,105,768
                                                                                                                -------------
            SLOVAK REPUBLIC 2.1%
            Government of Slovakia,
               4.90%, 2/11/14 ....................................................       285,900,000 SKK           10,199,885
               5.30%, 5/12/19 ....................................................        92,300,000 SKK            3,520,085
                                                                                                                -------------
                                                                                                                   13,719,970
                                                                                                                -------------


12 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT(d)         VALUE
-----------------------------------------------------------------------------------------------------------------------------
               LONG TERM INVESTMENTS (CONT.)
               SOUTH AFRICA 1.4%
               Government of South Africa, 5.25%, 5/16/13 .......................           6,690,000 EUR     $   9,095,198
                                                                                                              -------------
               SOUTH KOREA 4.6%
               Government of Korea,
                      6.90%, 1/16/07 ............................................      10,000,000,000 KRW         9,995,436
                      4.75%, 3/12/08 ............................................      20,465,000,000 KRW        19,986,669
                                                                                                              -------------
                                                                                                                 29,982,105
                                                                                                              -------------
               THAILAND 3.9%
               Bank of Thailand Bond, 3.25%, 5/19/07 ............................          17,165,000 THB           412,376
               Government of Thailand,
                      8.50%, 10/14/05 ...........................................         653,315,000 THB        15,952,930
                      8.00%, 12/08/06 ...........................................          54,500,000 THB         1,391,023
                      4.125%, 2/12/08 ...........................................          98,000,000 THB         2,380,586
                      8.50%, 12/08/08 ...........................................          11,000,000 THB           300,151
                      4.80%, 4/09/10 ............................................         212,000,000 THB         5,212,192
                                                                                                              -------------
                                                                                                                 25,649,258
                                                                                                              -------------
               UKRAINE 4.0%
               Government of Ukraine,
               (b),(e)144A, FRN, 7.34313%, 8/05/09 ..............................          11,100,000            12,085,125
                   (e)144A, 7.65%, 6/11/13 ......................................          11,948,000            13,130,852
                   (b)FRN, 7.34313%, 8/05/09 ....................................             560,000               609,000
                                                                                                              -------------
                                                                                                                 25,824,977
                                                                                                              -------------
               VENEZUELA 10.7%
               Government of Venezuela,
                      10.75%, 9/19/13 ...........................................           6,175,000             7,363,687
                      9.25%, 9/15/27 ............................................          56,409,000            61,344,788
                   (b)FRN, 4.64%, 4/20/11 .......................................             720,000               682,884
                                                                                                              -------------
                                                                                                                 69,391,359
                                                                                                              -------------
               VIETNAM 0.2%
            (b)Government of Vietnam, FRN, 4.0625%, 3/12/16 .....................           1,044,522               973,823
                                                                                                              -------------
               TOTAL LONG TERM INVESTMENTS (COST $576,397,122) ..................                               624,377,441
                                                                                                              -------------


                                                              Annual Report | 13

TEMPLETON EMERGING MARKETS INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       SHARES/PRINCIPAL AMOUNT(d)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
          SHORT TERM INVESTMENTS 2.8%
          THAILAND 0.2%
       (f)Thailand Treasury Bill, 5/18/06 ..............................................       55,000,000 THB          $  1,303,790
                                                                                                                       ------------
          UNITED STATES 2.6%
       (g)Franklin Institutional Fiduciary Trust Money Market Portfolio ................       17,119,544                17,119,544
                                                                                                                       ------------
          TOTAL SHORT TERM INVESTMENTS (COST $18,467,116) ..............................                                 18,423,334
                                                                                                                       ------------
          TOTAL INVESTMENTS (COST $594,864,238) 98.8% ..................................                                642,800,775
          OTHER ASSETS, LESS LIABILITIES 1.2% ..........................................                                  8,005,213
                                                                                                                       ------------
          NET ASSETS 100.0% ............................................................                               $650,805,988
                                                                                                                       ============

CURRENCY ABBREVIATIONS

EUR - Euro
IDR - Indonesian Rupiah
KRW - Korean Won
PEN - Peru Nuevo Sol
PLN - Polish Zloty
SKK - Slovak Koruna
THB - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Notes

(a) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(b)   The coupon shown represents the rate at the end of the period.

(c)   Non-income producing.

(d)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(e) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees.

(f)   The security is traded on a discount basis with no stated coupon rate.

(g) See Note 11 regarding investments in Franklin Institutional Fiduciary Trust Money Market Portfolio.

(h)   See Note 9 regarding restricted and illiquid securities.

(i)   See Note 10 regarding other considerations.


14 | See notes to financial statements. | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2005

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..............................      $ 577,744,694
  Cost - Sweep Money Fund (Note 11) ........................         17,119,544
                                                                  -------------
  Total cost of investments ................................      $ 594,864,238
                                                                  =============
  Value - Unaffiliated issuers .............................      $ 625,681,231
  Value - Sweep Money Fund (Note 11) .......................         17,119,544
                                                                  -------------
  Total value of investments ...............................        642,800,775
 Foreign currency, at value (cost $298,017) ................            251,487
 Receivables:
  Investment securities sold ...............................          3,681,100
  Dividends and interest ...................................         12,000,933
                                                                  -------------
        Total assets .......................................        658,734,295
                                                                  -------------
Liabilities:
 Payables:
  Investment securities purchased ..........................          3,464,312
  Deferred sales proceeds (Note 10) ........................          3,458,523
  Affiliates ...............................................            856,001
 Other liabilities .........................................            149,471
                                                                  -------------
        Total liabilities ..................................          7,928,307
                                                                  -------------
           Net assets, at value ............................      $ 650,805,988
                                                                  =============
Net assets consist of:
 Paid-in capital ...........................................      $ 663,085,576
 Distributions in excess of net investment income ..........         (5,390,960)
 Net unrealized appreciation (depreciation) ................         47,759,988
 Accumulated net realized gain (loss) ......................        (54,648,616)
                                                                  -------------
           Net assets, at value ............................      $ 650,805,988
                                                                  =============
Shares outstanding .........................................         47,338,848
                                                                  =============
Net asset value per share ..................................      $       13.75
                                                                  =============


                         Annual Report | See notes to financial statements. | 15

TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENT OF OPERATIONS
for the year ended August 31, 2005

Investment income:
 Dividends - Sweep Money Fund (Note 11) .................................................             $    169,597
 Interest (net of foreign taxes of $1,140,105) ..........................................               46,661,980
                                                                                                      ------------
        Total investment income .........................................................               46,831,577
                                                                                                      ------------
Expenses:
 Management fees (Note 3a) ..............................................................                5,520,968
 Administrative fees (Note 3b) ..........................................................                  978,670
 Transfer agent fees ....................................................................                  780,000
 Custodian fees (Note 4) ................................................................                  414,228
 Reports to shareholders ................................................................                   85,800
 Registration and filing fees ...........................................................                   41,760
 Professional fees ......................................................................                   30,978
 Trustees' fees and expenses ............................................................                   41,701
 Other ..................................................................................                   16,200
                                                                                                      ------------
        Total expenses ..................................................................                7,910,305
        Expense reductions (Note 4) .....................................................                   (2,293)
                                                                                                      ------------
           Net expenses .................................................................                7,908,012
                                                                                                      ------------
              Net investment income .....................................................               38,923,565
                                                                                                      ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ...........................................................................                4,995,456
  Foreign currency transactions .........................................................                   75,213
                                                                                                      ------------
           Net realized gain (loss) .....................................................                5,070,669
                                                                                                      ------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................................               27,662,781
  Translation of assets and liabilities denominated in foreign currencies ...............                  (86,628)
                                                                                                      ------------
          Net change in unrealized appreciation (depreciation) ..........................               27,576,153
                                                                                                      ------------
Net realized and unrealized gain (loss) .................................................               32,646,822
                                                                                                      ------------
Net increase (decrease) in net assets resulting from operations .........................             $ 71,570,387
                                                                                                      ============


16 | See notes to financial statements. | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   --------------------------------
                                                                                                          YEAR ENDED AUGUST 31,
                                                                                                        2005               2004
                                                                                                   --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................................     $  38,923,565      $  39,665,827
  Net realized gain (loss) from investments and foreign currency transactions ................         5,070,669         40,671,159
  Net change in unrealized appreciation (depreciation) on investments and translation of
    assets and liabilities denominated in foreign currencies .................................        27,576,153            (89,458)
                                                                                                   --------------------------------
        Net increase (decrease) in net assets resulting from operations ......................        71,570,387         80,247,528
                                                                                                   --------------------------------
 Distributions to shareholders from net investment income ....................................       (47,234,148)       (47,165,033)
                                                                                                   --------------------------------
 Capital share transactions: (Note 2) ........................................................         2,358,018                 --
                                                                                                   --------------------------------
        Net increase (decrease) in net assets ................................................        26,694,257         33,082,495
Net assets:
 Beginning of year ...........................................................................       624,111,731        591,029,236
                                                                                                   --------------------------------
 End of year .................................................................................     $ 650,805,988      $ 624,111,731
                                                                                                   ================================
Distributions in excess of net investment income included in net assets:
 End of year .................................................................................     $  (5,390,960)     $  (5,497,616)
                                                                                                   ================================


                         Annual Report | See notes to financial statements. | 17

TEMPLETON EMERGING MARKETS INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


18 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


                                                              Annual Report | 19

TEMPLETON EMERGING MARKETS INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The Fund's Board of Trustees previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. This authorization remains in effect. Through August 31, 2005, the Fund had repurchased a total of 610,500 shares. During the year ended August 31, 2005, there were no shares repurchased.

At August 31, 2005, there were an unlimited number of shares authorized (without par value). During the year ended August 31, 2005, 173,815 shares were issued for $2,358,018 from reinvested distributions. During the year ended August 31, 2004, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.


20 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                               AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                        Investment manager
Franklin Templeton Services, LLC (FT Services)           Administrative manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

---------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
---------------------------------------------------------------------------
      0.850%             Up to and including $1 billion
      0.830%             Over $1 billion, up to and including $5 billion
      0.810%             Over $5 billion, up to and including $10 billion
      0.790%             Over $10 billion, up to and including $15 billion
      0.770%             Over $15 billion, up to and including $20 billion
      0.750%             In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.15% per year based on the Fund's average daily net assets.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2005, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2005, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. During the year ended August 31, 2005, the Fund utilized $233,923 of capital loss carryforwards. At August 31, 2005, the capital loss carryforwards were as follows:

Capital loss carryovers expiring in:
    2009 ....................................    $ 3,971,246
    2010 ....................................     22,453,289
    2011 ....................................     24,484,014
                                                 -----------
                                                 $50,908,549
                                                 ===========


                                                              Annual Report | 21

TEMPLETON EMERGING MARKETS INCOME FUND

5. INCOME TAXES (CONTINUED)

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized capital losses of $3,245,316.

The tax character of distributions paid during the years ended August 31, 2005 and 2004, was as follows:

                                                      -------------------------
                                                          2005          2004
                                                      -------------------------
Distributions paid from - ordinary income ......      $47,234,148   $47,165,033

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and defaulted securities.

At August 31, 2005, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................     $ 601,710,315
                                                                  =============
Unrealized appreciation .....................................        61,621,794
Unrealized depreciation .....................................     $ (20,531,334)
                                                                  -------------
Net unrealized appreciation (depreciation) ..................     $  41,090,460
                                                                  =============
Distributable earnings - undistributed ordinary income ......     $   1,695,870
                                                                  =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended August 31, 2005 aggregated $329,190,828 and $338,896,686, respectively.

7. CREDIT RISK

The Fund has 70.66% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


22 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

8. RISK OF INVESTING IN FOREIGN SECURITIES

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED AND ILLIQUID SECURITIES

At August 31, 2005, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration under the Securities Act of 1933, unless the sale is pursuant to an exemption under the 1933 Act. The Fund has registration rights for all restricted securities held at period end. The issuer generally incurs all registration costs.

A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At August 31, 2005, the Fund held investments in restricted and illiquid securities, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------
                                                                  ACQUISITION
PRINCIPAL AMOUNT    ISSUER                                           DATE             COST            VALUE
---------------------------------------------------------------------------------------------------------------
    3,155,909       PT Indah Kiat Finance Mauritius Ltd.,
                     FRN, 4.19%, 4/29/15 ......................     4/29/05        $1,208,050       $1,212,500
    8,284,051       PT Indah Kiat Finance Mauritius Ltd.,
                     FRN, 4.19%, 4/29/18 ......................     4/29/05         3,171,052        3,182,732
    5,370,423       PT Indah Kiat Finance Mauritius Ltd.,
                     zero cpn., 4/29/25 .......................     4/29/05         2,055,744        2,063,317
    1,184,694       Tjiwi Kimia Finance Mauritius,
                     FRN, 4.19%, 4/29/15 ......................     4/29/05           361,095          362,516
    3,049,247       Tjiwi Kimia Finance Mauritius, secured
                     note, FRN, 4.19%, 4/29/18 ................     4/29/05           929,410          933,070
    3,927,195       Tjiwi Kimia Finance Mauritius,
                     zero cpn., 4/29/25 .......................     4/29/05         1,197,009        1,201,722
                                                                                                    ----------
                    TOTAL RESTRICTED SECURITIES (1.4% of Net Assets) .......................        $8,955,857
                                                                                                    ==========

10. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Fund has agreed to sell its holdings in PT Indah Kiat Finance Mauritius Ltd. and Tjiwi Kimia International Finance in November 2006. Until the completion of the sale, the transaction is being accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds or other interest and cash distributions received are deferred until the completion of the transaction and are recorded as part of the net sales proceeds.


                                                              Annual Report | 23

TEMPLETON EMERGING MARKETS INCOME FUND

11. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

12. REGULATORY MATTERS

INVESTIGATIONS AND SETTLEMENTS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, provided documents and information in response to subpoenas and/or requests for documents, information and/or testimony. Beginning in August 2004, the Company entered into settlements with certain of the regulators and a governmental entity investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

Two of the settlement agreements, those with the SEC and the CAGO concerning marketing support payments, provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the participating funds, including the Fund. The Fund did not participate in the CAGO settlement. The SEC has not yet approved the distribution plan pertaining to the SEC settlement. When approved, disbursements of settlement monies under the SEC's settlement will be made promptly in accordance with the terms and conditions of that order.

OTHER LEGAL PROCEEDINGS

On April 12, 2005, the Attorney General of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia against a number of companies engaged in the mutual fund industry, including Franklin Resources, Inc. and its subsidiary, Franklin Advisers, Inc., and certain other parties alleging violations of the West Virginia Consumer Credit and Protection Act and seeking, among other things, civil penalties and attorneys' fees and costs. Defendants have since removed the matter to the United States District Court for the Northern District of West Virginia. To the extent applicable to the Company, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the February 4,


24 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

12. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

2004 Massachusetts Administrative Complaint concerning one instance of market timing (the "Administrative Complaint") and the SEC's findings regarding market timing in its August 2, 2004 Order (the "SEC Order"), both of which matters were previously reported.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different courts alleging violations of various federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Administrative Complaint and the SEC's findings regarding market timing in the SEC Order. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

The Company, in addition to certain funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of marketing support payments and/or payment of allegedly excessive commissions and/or advisory or distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of the named funds.

The Company and fund management strongly believe that the claims made in each of the lawsuits described above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 25

TEMPLETON EMERGING MARKETS INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON EMERGING MARKETS INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Income Fund (the "Fund"), at August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

San Francisco, California
October 10, 2005


26 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

TAX DESIGNATION (UNAUDITED)

At August 31, 2005, more than 50% of the Templeton Emerging Markets Income Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund[s] on these investments. As shown in the table below, the Fund[s] designate[s] to shareholders the foreign source income and foreign taxes paid, pursuant to
Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on September 30, 2005, to treat their proportionate share of foreign taxes paid by the Fund[s] as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund to shareholders of record.

RECORD DATE: 9/30/2005

--------------------------------------------------------------------------------
                             FOREIGN TAX       FOREIGN            FOREIGN
                                PAID        SOURCE INCOME   QUALIFIED DIVIDENDS
COUNTRY                       PER SHARE       PER SHARE          PER SHARE
--------------------------------------------------------------------------------
Argentina ..................   $0.0000         $0.0727           $0.0000
Bosnia .....................    0.0000          0.0076            0.0000
Brazil .....................    0.0000          0.1595            0.0000
Bulgaria ...................    0.0000          0.0029            0.0000
Colombia ...................    0.0000          0.0360            0.0000
Hungary ....................    0.0000          0.0292            0.0000
Indonesia ..................    0.0161          0.1212            0.0000
Malaysia ...................    0.0000          0.0010            0.0000
Mexico .....................    0.0000          0.0183            0.0000
Panama .....................    0.0000          0.0088            0.0000
Peru .......................    0.0000          0.0243            0.0000
Philippines ................    0.0000          0.0484            0.0000
Poland .....................    0.0000          0.0389            0.0000
Russia .....................    0.0000          0.0741            0.0000
Slovak Republic ............    0.0000          0.0020            0.0000
South Africa ...............    0.0000          0.0120            0.0000
South Korea ................    0.0045          0.0251            0.0000
Thailand ...................    0.0000          0.0084            0.0000
Ukraine ....................    0.0000          0.0364            0.0000
Venezuela ..................    0.0000          0.1096            0.0000
Vietnam ....................    0.0000          0.0052            0.0000
                               -----------------------------------------
TOTAL ......................   $0.0206         $0.8416           $0.0000
                               =========================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates.


                                                              Annual Report | 27

TEMPLETON EMERGING MARKETS INCOME FUND

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you have foreign source qualified dividends, you may be required to make certain adjustments to those amounts before taking them into account on line 1 of Form 1116. However, you may qualify for an adjustment exception. Please see the instructions to Form 1116 for more information.

In January 2006, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2005. The Foreign Source Income reported on Form 1099-DIV has not been reduced to take into account the tax rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2005 individual income tax returns.


28 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

ANNUAL MEETING OF SHAREHOLDERS, FEBRUARY 25, 2005

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 25, 2005. The purpose of the meeting was to elect four Trustees of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of four (4) Trustees:

-----------------------------------------------------------------------------------------------------------------------------
                                                                         % OF                                         % OF
                                                                        SHARES                                       SHARES
                                                          % OF          PRESENT                         % OF         PRESENT
                                                      OUTSTANDING         AND                       OUTSTANDING       AND
TERM EXPIRING 2008                        FOR            SHARES         VOTING        WITHHELD         SHARES        VOTING
-----------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton ..............     42,259,588.791       89.42%         98.61%       595,848.38         1.26%         1.39%
S. Joseph Fortunato ...........     42,287,739.791       89.48%         98.67%       567,697.38         1.20%         1.32%
Edith E. Holiday ..............     42,324,881.791       89.56%         98.76%       530,555.38         1.12%         1.24%
Constantine D. Tseretopoulos ..     42,354,390.791       89.63%         98.83%       501,046.38         1.06%         1.17%

* Frank J. Crothers, Charles B. Johnson, Rupert H. Johnson, Jr., Gordon S. Macklin, Fred R. Millsaps and Frank A. Olson are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.


                                                              Annual Report | 29

TEMPLETON EMERGING MARKETS INCOME FUND

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Investor Services (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Administrator must receive written notice within ten business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attention:
Templeton Emerging Markets Income Fund. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator's fees for a sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee.


30 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the shares and send the proceeds, less a service charge of $15.00 and less trading fees, to the participant.


                                                              Annual Report | 31

TEMPLETON EMERGING MARKETS INCOME FUND

TRANSFER AGENT

Mellon Investor Services LLC
480 Washington Boulevard
Jersey City, NJ 07310
1-800-416-5585
www.melloninvestor.com

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund are traded on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the "New York Stock Exchange Composite Transactions" section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can access their Fund account on-line with Investor ServiceDirect(R). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.


32 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves a three-year term that continues until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION     TIME SERVED       BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)               Trustee      Since 1993        141                            Director, Bar-S Foods (meat
500 East Broward Blvd.                                                                              packing company).
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)              Trustee      Since 1999        20                             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Co. Ltd.; Director, Provo Power Company
Ltd.; and director of various other business and nonprofit organizations and FORMERLY, Chairman, Atlantic Equipment & Power Ltd.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)            Trustee      Since 1993        142                            None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)               Trustee      Since 1996        137                            Director, Amerada Hess
500 East Broward Blvd.                                                                              Corporation (exploration and
Suite 2100                                                                                          refining of oil and gas), H.J.
Fort Lauderdale, FL 33394-3091                                                                      Heinz Company (processed foods
                                                                                                    and allied products), RTI
                                                                                                    International Metals, Inc.
                                                                                                    (manufac- ture and distribution
                                                                                                    of titanium), Canadian National
                                                                                                    Railway (railroad), and White
                                                                                                    Mountains Insurance Group, Ltd.
                                                                                                    (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION     TIME SERVED       BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (1928)              Trustee      Since 1993        141                            Director, Martek Biosciences
500 East Broward Blvd.                                                                              Corporation, MedImmune, Inc.
Suite 2100                                                                                          (biotechnology), and
Fort Lauderdale, FL 33394-3091                                                                      Overstock.com (Internet
                                                                                                    services); and FORMERLY,
                                                                                                    Director, MCI Communication
                                                                                                    Corporation (subsequently known
                                                                                                    as MCI WorldCom, Inc. and
                                                                                                    WorldCom, Inc.) (communications
                                                                                                    services) (1988-2002), White
                                                                                                    Mountains Insurance Group, Ltd.
                                                                                                    (holding com- pany) (1987-2004)
                                                                                                    and Spacehab, Inc. (aerospace
                                                                                                    services) (1994- 2003).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004);
Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and
President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (1929)               Director     Since 1993        27                             None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and
Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969);
and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)                 Trustee      Since 2003        101                            Director, White Mountains
500 East Broward Blvd.                                                                              Insurance Group, Ltd. (holding
Suite 2100                                                                                          company), Amerada Hess
Fort Lauderdale, FL 33394-3091                                                                      Corporation (explo- ration and
                                                                                                    refining of oil and gas) and
                                                                                                    Sentient Jet (private jet
                                                                                                    service); and FORMERLY,
                                                                                                    Director, Becton Dickinson and
                                                                                                    Company (medical technology),
                                                                                                    Cooper Industries, Inc.
                                                                                                    (electrical products and tools
                                                                                                    and hardware), Health Net, Inc.
                                                                                                    (formerly, Foundation Health)
                                                                                                    (integrated managed care), The
                                                                                                    Hertz Corporation, Pacific
                                                                                                    Southwest Airlines, The RCA
                                                                                                    Corporation, Unicom (formerly,
                                                                                                    Commonwealth Edison) and UAL
                                                                                                    Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION     TIME SERVED       BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS          Trustee      Since 1999        20                             None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                             NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                    LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION         TIME SERVED           BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)              Trustee and      Trustee since         21                             None
One Franklin Parkway                  Vice President   1993 and
San Mateo, CA 94403-1906                               Vice President
                                                       since 1996
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)           Trustee,         Trustee and           141                            None
One Franklin Parkway                  Chairman of      Chairman of the
San Mateo, CA 94403-1906              the Board and    Board since 1995
                                      Vice President   and Vice President
                                                       since 1993
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)                 Chief            Since 2004            Not Applicable                 Not Applicable
One Franklin Parkway                  Compliance
San Mateo, CA 94403-1906              Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 48 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)             Vice President   Since 2001            Not Applicable                 Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION           TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)               Senior             Since 2002         Not Applicable                 Not Applicable
500 East Broward Blvd.                Vice President
Suite 2100                            and Chief
Fort Lauderdale, FL 33394-3091        Executive
                                      Officer -
                                      Finance and
                                      Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)                  Vice President     Since 2000         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)               Vice President     Vice President     Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)         Vice President     Since 1996         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION           TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)                    Vice President     Since 1994         Not Applicable                 Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.; Senior Vice President,
Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (1937)              Vice President -   Since 2002         Not Applicable                 Not Applicable
600 Fifth Avenue                      AML
Rockefeller Center                    Compliance
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, Franklin Templeton Institutional
Suisse SA, Arch Chemicals, Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (1962)        President and      Since 2002         Not Applicable                 Not Applicable
One Franklin Parkway                  Chief Executive
San Mateo, CA 94403-1906              Officer -
                                      Investment
                                      Management
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)             Secretary          Since December     Not Applicable                 Not Applicable
500 East Broward Blvd.                                   2004
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel and Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton
Investment Counsel, LLC and Fiduciary Trust International of the South; and officer of 14 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Assistant General Counsel, The Prudential Insurance Company of America.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)              Treasurer          Since 2004         Not Applicable                 Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 14 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                      LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                           POSITION           TIME SERVED        BY BOARD MEMBER*               OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (1937)              Vice President     Since 2000         Not Applicable                 Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the sub- sidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)                Chief Financial    Since 2004         Not Applicable                 Not Applicable
500 East Broward Blvd.                Officer and
Suite 2100                            Chief
Fort Lauderdale, FL 33394-3091        Accounting
                                      Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 48 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser. Harmon E. Burns is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRED R. MILLSAPS AND FRANK A. OLSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. MILLSAPS AND OLSON QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. MILLSAPS, WHO IS CURRENTLY A DIRECTOR OF VARIOUS BUSINESS AND NONPROFIT ORGANIZATIONS, HAS SERVED AS A MEMBER AND CHAIRMAN OF THE FUND AUDIT COMMITTEE SINCE INCEPTION AND WAS FORMERLY CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF LANDMARK BANKING CORPORATION AND FINANCIAL VICE PRESIDENT OF FLORIDA POWER AND LIGHT. MR. OLSON, WHO HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003, CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY CHAIRMAN FROM 1980-2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999, IS A DIRECTOR AND AUDIT COMMITTEE MEMBER OF AMERADA HESS CORPORATION AND WHITE MOUNTAINS INSURANCE GROUP, LTD., AND A FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. MILLSAPS AND MR. OLSON HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. MILLSAPS AND OLSON ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE STOCK EXCHANGE RULES AND U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


38 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT

At a meeting held May 11, 2005, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment advisory contract for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included reports on the Fund, the share price premium or discount to net asset value, the results of investment performance and related financial information for the Fund, as well as periodic reports on legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report prepared by Lipper Financial Services ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager including management's explanation of differences where relevant, and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment advisory contract for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment advisory contract was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the


                                                              Annual Report | 39

TEMPLETON EMERGING MARKETS INCOME FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

Board, and the accuracy of net asset value calculations. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Other factors taken into account by the Board were the Manager's best execution trading policies, as well as the compliance procedures and qualifications of the Chief Compliance Officer established in accordance with recently adopted SEC requirements. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of the level of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the contract renewals. The Lipper report for the Fund showed its investment performance in respect to both a closed-end fund group, as well as an open-end performance universe for the one-year period ended February 28, 2005, as well as the previous ten years ended that date. Such report considered the Fund's income return and total return on a net asset basis without regard to market discounts or premiums in order to accurately reflect investment performance. The closed-end fund group selected by Lipper consisted of the Fund and one other non-leveraged closed-end emerging markets debt fund. The open-end universe consisted of the Fund and all open-end retail and institutional emerging markets debt funds as selected by Lipper that, for the most recent year, encompassed a total of 52 funds. The Lipper report showed the Fund's income return to be below that of the other fund in the closed-end fund group for the one-year period and previous three-, five- and ten-year periods, but to be in the first or highest quintile of the open-end performance universe for the one-year period as well as for each of the previous three- and five-year periods on an annualized basis, and in the second highest quintile for the previous ten-year period on an annualized basis. Such report showed the Fund's total return to be below that of the other fund in the closed-end fund group for the one-year period and each of the previous three-, five- and ten-year periods on an annualized basis, and to be in the second highest quintile of the open-end performance universe for the one-year period and the second lowest quintile of such universe for each of the previous three-, five- and ten-year periods on an annualized basis. The Board found such investment performance acceptable, noting that the Fund's annualized total return as shown in the Lipper report exceeded 13% during the previous five- and ten-year periods and 14% during the previous three-year period.


40 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fee and total expense ratios of the Fund compared with a nine-fund expense group consisting of the Fund and eight other emerging markets debt funds as selected by Lipper. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment advisory contract was similar to those provided by fund managers to other fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by the other eight funds within the Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of the other eight funds. The Lipper effective management fee analysis considers administrative fees to be part of management fees and the results of such expense comparison showed the Fund's effective management fee rate to be at the median of the Lipper expense group, while its total actual expenses were the third lowest in such group. The Board found the Fund's management fee and expenses in comparison to those of the expense group to be acceptable.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations made in prior years and that it had engaged on a biennial basis the Fund's independent accountants to perform certain procedures specified by the Board solely for its purpose and use. It was also noted that legal costs and payments incurred by Franklin Templeton in resolving various legal proceedings arising from its U.S. fund operations had not been allocated to the Fund for purposes of determining profitability. Included in the analysis were the revenue and related costs involved in managing the Fund, as well as its relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary to the type of fund operations conducted by the Manager and its corporate affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as


                                                              Annual Report | 41

TEMPLETON EMERGING MARKETS INCOME FUND

BOARD REVIEW OF INVESTMENT ADVISORY CONTRACT (CONTINUED)

compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon their consideration of all these factors, the Board determined that the level of profits realized by the Manager under its investment advisory contract with the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether the Manager realizes economies of scale as the Fund grows larger and the extent to which any such benefit is shared with the Fund and its shareholders. The Board believed that a manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end investment company such as the Fund does not continuously offer shares and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that should be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board also noted that in the previous year it had added a breakpoint to the Fund's investment advisory fee at the $1 billion level.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


42 | Annual Report

TEMPLETON EMERGING MARKETS INCOME FUND

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2005. Additionally, the Fund expects to file, on or about October 31, 2005, such certifications with its Form N-CSR for the year ended August 31, 2005.


                                                              Annual Report | 43

                       This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin  Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)

Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                              Not part of the annual report

        [LOGO](R)
   FRANKLIN(R) TEMPLETON(R)    100 Fountain Parkway
       INVESTMENTS             P.O. Box 33030
                               St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON EMERGING MARKETS INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

TRANSFER AGENT

Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800/416-5585
Hearing Impaired phone number: 1-800/231-5469
Foreign Shareholders phone number: 201/680-6578 www.melloninvestor.com

FUND INFORMATION

1-800/342 -5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be nidentified by the presence of a regular beeping tone.

TLTEI A2005 10/05







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,098 for the fiscal year ended August 31, 2005 and $9,099 for the fiscal year ended August 31, 2004.

(b) Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements were $0 for the fiscal year ended August 31, 2005 and $48,579 for the fiscal year ended August 31, 2004. The services for which these fees were paid included attestation services.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $19,591 for the fiscal year ended August 31, 2005 and $0 for the fiscal year ended August 31, 2004. The services for which these fees were paid included tax compliance and advise.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2005 and $298 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2005 and $99,702 for the fiscal year ended August 31, 2004. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $19,591 for the fiscal year ended August 31, 2005 and $148,579 for the fiscal year ended August 31, 2004.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are:  Fred R. Millsaps, Frank J. Crothers, Frank
A. Olson and Constantine D. Tseretopoulos.


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Limited in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.     N/A

ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS INCOME FUND

By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date   October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration
Date   October 21, 2005


By /s/GALEN G. VETTER
Chief Financial Officer
Date  October 21, 2005